EXHIBIT 99.2 Earnings Release Supplement First Quarter 2026

Citizens Community Bancorp, Inc. Table of Contents Cautionary Notes and Additional Disclosures Deposit Composition Commercial Deposit Concentrations Top 100 Depositors Liquidity Non-Owner Occupied CRE Owner Occupied CRE Multi-family Commercial & Industrial Loans Construction & Development Loans Agricultural Real Estate & Operating Loans (The following four slides are loans included in previous commercial loan slides above, excluding Multi-family loans) Hotel Loans Restaurant Loans Campground Loans Office Loans Credit Quality/Risk Rating Descriptions Loans by Risk Rating as of March 31, 2026 Loans by Risk Rating as of December 31, 2025 Loans by Risk Rating as of September 30, 2025 Loans by Risk Rating as of March 31, 2025 Allowance for Credit Losses – Loans Allowance for Credit Losses – Unfunded Commitments Delinquency as of March 31, 2026 and December 31, 2025 Delinquency as of September 30, 2025 and June 30, 2025 Page(s) 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 18 19 19 20 20 21 22 Nonaccrual Loans Roll Forward Other Real Estate Owned Roll Forward Investments – Amortized Cost and Fair Value Investments – Credit Ratings Earnings Per Share Economic Value of Equity Net Interest Income Over One Year Horizon Selected Capital Composition Highlights – Bank and Company Fair Value Accounting and Fair Value Table Page(s) 23 23 24 24 25 26 26 27 28 1

Cautionary Notes and Additional Disclosures SOURCE, DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, data from internal documents was used as the source for this document. Unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include: conditions in the financial markets and economic conditions generally; the impact of inflation on our business and our customers; geopolitical tensions, including current or anticipated impact of military conflicts; higher lending risks associated with our commercial and agricultural banking activities; future pandemics; cybersecurity risks; adverse impacts on the regional banking industry and the business environment in which the Company and the Bank operate; interest rate risk; lending risk; changes in the fair value or ratings downgrades of our securities; the sufficiency of allowance for credit losses; competitive pressures from others in the financial services industry, including non-depository institutions; disintermediation risk (including the use of emerging financial technologies such as cryptocurrencies); our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our ability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; volatility of our stock price (including possible removal from the Russell 3000® Index and related indexes); accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 5, 2026, and the Company's subsequent filings with the SEC. The forward-looking statements made herein are only made as of the date of this earnings release financial supplement and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures appear in the appendix at the end of this presentation. 2

Deposit Composition March 31, 2026 Average Account Size (in thousands) AmountType $16Retail $66Commercial $564Public $1.57 Billion 80% of deposits insured or collateralized Top 10 Depositors Coverage Beyond FDIC(1)Industry% of DepositsRank ICSEducational Services1.8%1 ICSPublic Administration1.8%2 ICSHealth Care1.7%3 CollateralizedPublic Administration1.3%4 CollateralizedPublic Administration1.3%5 CollateralizedPublic Administration1.1%6 CollateralizedPublic Administration0.8%7 NoneProfessional, Scientific, & Technical Services0.8%8 CollateralizedPublic Administration0.8%9 NoneProfessional, Scientific, & Technical Services0.6%10 (1) Coverage by ICS and private insurance may not cover entire balance 3

Commercial Deposit Concentrations March 31, 2026 Diverse commercial deposit base with no industry concentration over 12% 4

Top 100 Depositors March 31, 2026 $1.57 Billion 5

Liquidity March 31, 2026 $799 Million 6

Portfolio Fundamentals 48% 22% 30% Wisconsin Minnesota Other By Geography As of 3/31/26 • Typically, well-seasoned investors with multiple projects, track record of success, and personal financial strength (Net Worth/Liquidity) • Maximum LTV =<80% with recourse to owners with >20% interest • Term of 5 to 10 years with 20 to 25-year amortizations depending on property type, markets, and strength and liquidity of sponsors • Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x • Conservative underwriting approach emphasizing actual results or market data • Appropriate use of SBA 504/7a for lower cash injection or special use projects Non-Owner Occupied CRE 3/31/2026 12/31/2025 $449 $443 708 719 $634 $616 Approximate Weighted Average LTV 52% 51% 49 48 Trailing 12 Month Net Charge-Offs 0.03% 0.00% $6.3 $6.3 1.4% 1.4% Weighted Average Seasoning in Months Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands Portfolio Characteristics - Non-Owner Occupied CRE As of Criticized Loans in Millions Criticized Loans as a Percent of Total 29% 23%19% 8% 5% 4% 4% 2% 1% 1% 4% CRE - Campground Investor Residential Hotel CRE - Retail CRE - Senior Living CRE - Warehouse/Mini Storage CRE - Office CRE - Mixed Use CRE - Industrial/Manufacturing Bar/Restaurant Non-Owner Occupied CRE As of 3/31/26 7

20% 19% 15% 11% 9% 4% 22% CRE - Restaurant CRE - Warehouse/Mini Storage CRE - Industrial/Manufacturing CRE - Retail CRE - Mixed Use CRE - Office Other Owner-Occupied CRE As of 3/31/26 Portfolio Fundamentals 80% 14% 6% Wisconsin Minnesota Other By Geography As of 3/31/26 • Underwritten to <80% LTV based on appraised value • Term of 5 to 10 years with 20-year amortization • Recourse to owners with >20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates and no income tax states Owner-Occupied CRE 3/31/2026 12/31/2025 $249 $240 380 377 $655 $637 Approximate Weighted Average LTV 48% 49% 48 48 Trailing 12 Month Net Charge-Offs (Recoveries) 0.01% 0.00% $18.8 $19.0 7.6% 7.9%Criticized Loans as a Precent of Total Weighted Average Seasoning in Months Criticized Loans in Millions Portfolio Characteristics - Owner-Occupied CRE Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands As of 8

Portfolio Fundamentals 63% 26% 11% Wisconsin Minnesota Other By Geography As of 3/31/26 39% 23% 11% 9% 8% 3%1% 6% 2021 2022 2025 2020 2023 2024 2019 Prior to 2019 By Vintage As of 3/31/26 • Housing markets in Eau Claire, La Crosse, and Mankato markets supported by student populations (state universities and technical colleges) and growing populations and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market, and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-Family CRE 3/31/2026 12/31/2025 $241 $246 124 125 $1.95 $1.97 61% 61% Weighted Average Seasoning in Months 49 46 0.00% 0.00% $9.0 $9.0 3.7% 3.7%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs Criticized Loans in Millions Portfolio Characteristics - Multi-Family CRE Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Millions As of 9

91% 8% 1% Wisconsin Minnesota Other By Geography As of 3/31/26 20% 13% 12% 8%8% 8% 5% 4% 3% 3% 3% 2% 2% 9% Wholesale Trade Manufacturing Transportation & Warehousing Finance & Insurance Construction Retail Trade Administrative Support Public Admin Real Estate, Rental, & Leasing Health Care & Social Services Professional, Scientific, & Technical Services Arts, Entertainment, & Recreation Education Services Other Commercial & Industrial As of 3/31/26 • Highly diversified, secured loan portfolio underwritten with recourse • Lines of credit reviewed annually and may have borrowing base certificates governing line usage • Fixed asset LTV’s based on age and type of equipment; <5-year amortization • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • “Retail Trade” segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, and Convenience Stores/Gas Stations Commercial & Industrial Loans 3/31/2026 12/31/2025 $114 $106 617 616 $185 $172 34 40 0.03% 0.04% $49 $54 $8.1 $8.0 Criticized Loans as a Precent of Total 7.1% 6.6% Criticized Loans in Millions Weighted Average Seasoning in Months Trailing 12 Month Net Charge-Offs Committed Line, if collateral in Millions Portfolio Characteristics - Commercial & Industrial Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands As of Portfolio Fundamentals 10

Portfolio Fundamentals 24% 19% 10%8% 5%2% 32% Campgrounds Hospitality 1-4 Family CRE - Industrial/Manufacturing Land Multi-Family Other Construction & Development As of 3/31/26 62%13% 9% 8% 4% 2% 1% 1% Wisconsin Colorado Texas Tennessee Minnesota Florida Massachusetts Utah By Geography As of 3/31/26 • Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse • Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type) • Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution) • Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement Construction & Development Loans 3/31/2026 12/31/2025 Loan Balance Outstanding in Millions $83 $76 Number of Loans 88 84 Average Loan Size in Millions $1.0 $0.9 Approximate Weighted Average LTV 71% 72% Trailing 12 Month Net Charge-Offs 0.00% 0.00% Percent Utilized of Commitments 67% 63% Criticized Loans in Millions $2.20 $0.06 Criticized Loans as a Percent of Total 2.6% 0.1% Portfolio Characteristics - Construction & Development As of 11

47% 24% 17% 12% Crop Other Farming Dairy Other Agricultural As of 3/31/26 Portfolio Fundamentals 78% 21% 1% Wisconsin Minnesota Other By Geography As of 3/31/26 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum Ag RE LTV of <65%; equipment LTV of <75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA, or USDA programs to address DSC, collateral margins, or working capital • Operating and Ag loan relationships are typically cross collateralized Agricultural Real Estate & Operating Loans 3/31/2026 12/31/2025 $99 $103 443 455 $223 $225 37 39 (0.01%) (0.02%) Criticized Loans in Millions $1.6 $1.3 1.6% 1.5%Criticized Loans as a Percent of Total Weighted Average Seasoning in Months Trailing 12 Month Net Charge-Offs (Recoveries) Portfolio Characteristics - Agricultural Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands As of 12

46% 29% 25% Limited Service Full Service Other Hotels As of 3/31/26 Portfolio Fundamentals 39% 38% 14% 9% Minnesota Wisconsin Illinois Colorado By Geography As of 3/31/26 • Mainly experienced multi-project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results stressed scenarios in underwriting Hotel Loans 3/31/2026 12/31/2025 $97 $95 22 20 $4.4 $4.7 55% 56% 0.00% 0.00% $3.2 $3.3 3.3% 3.5%Criticized Loans as a Precent of Total As of Number of Loans Trailing 12 Month Net Charge-Offs (Recoveries) Portfolio Characteristics - Hotels Loan Balance Outstanding in Millions Average Loan Size in Millions Approximate Weighted Average LTV Criticized Loans in Millions 13

56% 22% 13% 4% 3% 2% Culver's - Limited Service Restaurants Bowling Centers Drinking Establishments Other National Limited Services Other Restaurants As of 3/31/26 Portfolio Fundamentals 62% 24% 14% Wisconsin Minnesota Other By Geography As of 3/31/26 • Experienced developers/operators of National Limited/Quick Service brands (Culver’s, Subway, Dairy Queen, McDonald’s, Jimmy John’s, A&W, etc.) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking Establishments may have other collateral pledged and tend to be in smaller communities in our footprint Restaurant Loans 3/31/2026 12/31/2025 $65 $62 83 84 $778 $733 52% 48% 0.00% 0.00% $3.20 $3.26 4.9% 5.3%Criticized Loans as a Percent of Total Portfolio Characteristics - Restaurants As of Trailing 12 Month Net Charge-Offs Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands Approximate Weighted Average LTV Criticized Loans in Millions 14

21% 18% 17% 16% 13% 5% 5% 5% 2021 2023 2020 2022 2025 2026 2024 Prior By Vintage As of 3/31/26 Portfolio Fundamentals 16% 10% 8% 7% 7%6%6% 5% 5% 5% 5% 4% 3% 3% 2% 8% Wisconsin Alabama Ohio Illinois Tennessee Florida New Jersey Maryland Pennsylvania Texas Utah New York Kentucky North Carolina South Carolina Other By Geography As of 3/31/26 • Experienced multi-unit operators and owner-occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV, and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5 to 10-year terms and 20-year amortization • Use of SBA 7a and 504 or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge-off history Campground Loans 3/31/2026 12/31/2025 $151 $149 70 69 $2.2 $2.2 48% 48% 44 43 0.00% 0.00% $0.0 $0.0 0.00% 0.00%Criticized Loans as a Percent of Total Portfolio Characteristics - Campgrounds As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Millions Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 15

74% 26% Maturity or Next Repricing Date As of 3/31/26 2026 2027 & Beyond Portfolio Fundamentals 81% 11% 8% Wisconsin Minnesota Other By Geography As of 3/31/26 • Properties financed are generally in Wisconsin and Minnesota, and 98% of properties are located outside of large cities • Projects underwritten with 5 to 10-year term, up to 20-year amortization, and <80% LTV • Loans are with recourse to the sponsor/owner(s) • Buildings are mostly single level buildings and no more than three floors high • Tenants centered in medical, insurance, professional services, and government Office Loans 3/31/2026 12/31/2025 $31 $32 70 71 $440 $454 52% 47% 43.0 39.9 0.00% 0.00% $0.2 $0.2 0.5% 0.5%Criticized Loans as a Percent of Total Portfolio Characteristics - Office As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 16

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a “Substandard” loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. As of March 31, 2026, December 31, 2025, September 30, 2025, and March 31, 2025, there were no loans classified as “Doubtful” with a risk rating of 8 and no loans classified as “Loss” with a risk rating of 9. Residential and consumer loans are typically not rated until they are past due 90 days at month-end which is why they are classified as “Pass” graded 1-5 and once past due or have a history of delinquencies, get assigned a grade 7. 17

Below is a breakdown of loans by risk rating as of March 31, 2026: (in thousands) 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 672,655 $ 16,971 $ 8,159 $ 697,785 Agricultural real estate 68,333 915 458 69,706 Multi-family real estate 232,231 — 8,990 241,221 Construction and land development 81,011 2,202 — 83,213 C&I/Agricultural operating: Commercial and industrial 106,262 5,606 2,511 114,379 Agricultural operating 28,832 200 — 29,032 Residential mortgage: Residential mortgage 115,350 — 2,236 117,586 Purchased HELOC loans 1,434 — 117 1,551 Consumer installment: Originated indirect paper 1,876 — 26 1,902 Other consumer 4,632 — 1 4,633 Gross loans $ 1,312,616 $ 25,894 $ 22,498 $ 1,361,008 Less: Unearned net deferred fees and costs and loans in process (2,638) Unamortized discount on acquired loans (118) Allowance for credit losses (22,966) Loans receivable, net $ 1,335,286 Below is a breakdown of loans by risk rating as of December 31, 2025: (in thousands) 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 657,822 $ 17,233 $ 8,053 $ 683,108 Agricultural real estate 68,003 923 210 69,136 Multi-family real estate 236,697 — 8,991 245,688 Construction and land development 75,710 57 — 75,767 C&I/Agricultural operating: Commercial and industrial 97,906 6,121 1,880 105,907 Agricultural operating 33,236 139 — 33,375 Residential mortgage: Residential mortgage 119,918 — 2,107 122,025 Purchased HELOC loans 1,622 — 117 1,739 Consumer installment: Originated indirect paper 2,196 — 28 2,224 Other consumer 3,995 — 2 3,997 Gross loans $ 1,297,105 $ 24,473 $ 21,388 $ 1,342,966 Less: Unearned net deferred fees and costs and loans in process (2,528) Unamortized discount on acquired loans (113) Allowance for credit losses (22,401) Loans receivable, net $ 1,317,924 18

Below is a breakdown of loans by risk rating as of September 30, 2025: (in thousands) 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 668,722 $ 6,925 $ 8,284 $ 683,931 Agricultural real estate 63,736 143 217 64,096 Multi-family real estate 228,200 — 8,991 237,191 Construction and land development 74,789 — — 74,789 C&I/Agricultural operating: Commercial and industrial 95,032 5,374 1,294 101,700 Agricultural operating 29,607 478 — 30,085 Residential mortgage: Residential mortgage 122,824 — 2,374 125,198 Purchased HELOC loans 1,862 — 117 1,979 Consumer installment: Originated indirect paper 2,537 — 30 2,567 Other consumer 4,152 — 3 4,155 Gross loans $ 1,291,461 $ 12,920 $ 21,310 $ 1,325,691 Less: Unearned net deferred fees and costs and loans in process (2,563) Unamortized discount on acquired loans (118) Allowance for loan losses (22,182) Loans receivable, net $ 1,300,828 Below is a breakdown of loans by risk rating as of March 31, 2025: (in thousands) Below is a breakdown of loans by risk rating as of December 31, 2023: 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 694,112 $ 7,728 $ 8,135 $ 709,975 Agricultural real estate 64,968 143 5,960 71,071 Multi-family real estate 237,872 — — 237,872 Construction and land development 58,461 — — 58,461 C&I/Agricultural operating: Commercial and industrial 101,594 6,605 1,421 109,620 Agricultural operating 28,073 514 723 29,310 Residential mortgage: Residential mortgage 125,872 — 3,198 129,070 Purchased HELOC loans 2,443 — 117 2,560 Consumer installment: Originated indirect paper 3,400 — 34 3,434 Other consumer 4,676 — 3 4,679 Gross loans $ 1,321,471 $ 14,990 $ 19,591 $ 1,356,052 Less: Unearned net deferred fees and costs and loans in process (2,542) Unamortized discount on acquired loans (782) Allowance for loan losses (20,205) Loans receivable, net $ 1,332,523 19

Allowance for Credit Losses - Loans (in thousand, except ratios) March 31, 2026 and Three Months Ended December 31, 2025 and Three Months Ended September 30, 2025 and Three Months Ended June 30, 2025 and Three Months Ended Allowance for Credit Losses (“ACL”) ACL - Loans, beginning of period $ 22,401 $ 22,182 $ 21,347 $ 20,205 Loans charged off: Commercial/Agricultural real estate (17) — — — C&I/Agricultural operating (183) — (7) (67) Residential mortgage — — — — Consumer installment (1) (4) — (7) Total loans charged off (201) (4) (7) (74) Recoveries of loans previously charged off: Commercial/Agricultural real estate — — — 52 C&I/Agricultural operating — 2 3 1 Residential mortgage 5 — 52 — Consumer installment 3 18 3 5 Total recoveries of loans previously charged off: 8 20 58 58 Net loan recoveries/(charge-offs) (“NCOs”) (193) 16 51 (16) Additions (Reversals) to ACL - Loans via provision for credit losses charged to operations 758 203 784 1,158 ACL - Loans, end of period $ 22,966 $ 22,401 $ 22,182 $ 21,347 Average outstanding loan balance $ 1,328,448 $ 1,329,456 $ 1,342,635 $ 1,353,332 Ratios: NCOs (annualized) to average loans 0.06% 0.00% (0.02) % 0.00 % Allowance for Credit Losses - Unfunded Commitments: (in thousands) In addition to the ACL - Loans, the Company has established an ACL - Unfunded Commitments of $0.482 million at March 31, 2026, $0.490 million at December 31, 2025, and $0.435 million at March 31, 2025, classified in other liabilities on the consolidated balance sheets. March 31, 2026 and Three Months Ended December 31, 2025 and Three Months Ended March 31, 2025 and Three Months Ended ACL - Unfunded commitments, beginning of period $ 490 $ 493 $ 334 Additions (reversals) to ACL - Unfunded commitments via provision for credit losses charged to operations (8) (3) 101 ACL - Unfunded commitments, end of period $ 482 $ 490 $ 435 20

Delinquency Detail Loan balances at amortized cost (in thousands) 30-59 Days Past Due 60-89 Days Past Due Greater Than 89 Days Past Due Total Past Due Current Total Loans March 31, 2026 Commercial/Agricultural real estate: Commercial real estate $ — $ — $ 665 $ 665 $ 695,540 $ 696,205 Agricultural real estate 931 — — 931 68,683 69,614 Multi-family real estate — — 8,970 8,970 232,065 241,035 Construction and land development 57 — — 57 82,781 82,838 C&I/Agricultural operating: Commercial and industrial 978 — 742 1,720 112,478 114,198 Agricultural operating — — — — 29,027 29,027 Residential mortgage: Residential mortgage 1,769 30 67 1,866 115,383 117,249 Purchased HELOC loans — — — — 1,550 1,550 Consumer installment: Originated indirect paper — — — — 1,903 1,903 Other consumer 58 — — 58 4,575 4,633 Total $ 3,793 $ 30 $ 10,444 $ 14,267 $ 1,343,985 $ 1,358,252 December 31, 2025 Commercial/Agricultural real estate: Commercial real estate $ 471 $ 572 $ 467 $ 1,510 $ 680,136 $ 681,646 Agricultural real estate 192 — — 192 68,850 69,042 Multi-family real estate — — 8,970 8,970 236,521 245,491 Construction and land development 57 — — 57 75,342 75,399 C&I/Agricultural operating: Commercial and industrial 665 — 1,143 1,808 103,948 105,756 Agricultural operating — — — — 33,364 33,364 Residential mortgage: Residential mortgage 1,419 132 44 1,595 120,071 121,666 Purchased HELOC loans 117 — — 117 1,622 1,739 Consumer installment: Originated indirect paper — — — — 2,225 2,225 Other consumer 29 2 1 32 3,965 3,997 Total $ 2,950 $ 706 $ 10,625 $ 14,281 $ 1,326,044 $ 1,340,325 21

Delinquency Detail (Continued) Loan balances at amortized cost (in thousands) 30-59 Days Past Due 60-89 Days Past Due Greater Than 89 Days Past Due Total Past Due Current Total Loans September 30, 2025 Commercial/Agricultural real estate: Commercial real estate $ 3,401 $ 1,063 $ 216 $ 4,680 $ 677,760 $ 682,440 Agricultural real estate 197 — — 197 63,804 64,001 Multi-family real estate — 8,970 — 8,970 228,098 237,068 Construction and land development — — — — 74,354 74,354 C&I/Agricultural operating: Commercial and industrial 277 — 436 713 100,822 101,535 Agricultural operating — — — — 30,078 30,078 Residential mortgage: Residential mortgage 1,114 208 181 1,503 123,331 124,834 Purchased HELOC loans — — — — 1,979 1,979 Consumer installment: Originated indirect paper 18 — — 18 2,548 2,566 Other consumer 6 9 2 17 4,138 4,155 Total $ 5,013 $ 10,250 $ 835 $ 16,098 $ 1,306,912 $ 1,323,010 June 30, 2025 Commercial/Agricultural real estate: Commercial real estate $ 7,962 $ 170 $ 45 $ 8,177 $ 683,666 $ 691,843 Agricultural real estate — — — — 68,965 68,965 Multi-family real estate — — — — 238,823 238,823 Construction and land development — — — — 70,008 70,008 C&I/Agricultural operating: Commercial and industrial — 1,324 405 1,729 107,319 109,048 Agricultural operating — — — — 31,895 31,895 Residential mortgage: Residential mortgage 2,858 414 566 3,838 121,598 125,436 Purchased HELOC loans — — — — 2,368 2,368 Consumer installment: Originated indirect paper 1 — — 1 2,958 2,959 Other consumer 12 1 — 13 4,262 4,275 Total $ 10,833 $ 1,909 $ 1,016 $ 13,758 $ 1,331,862 $ 1,345,620 22

Nonaccrual Loans Roll Forward Loan balances at amortized cost (in thousands) Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Balance, beginning of period $ 15,853 $ 15,614 $ 11,609 $ 13,091 $ 13,168 Additions 2,350 483 9,958 600 694 Charge offs (200) — (7) (72) (21) Payments received (681) (244) (5,934) (1,992) (752) Other, net (19) — (12) (18) 2 Balance, end of period $ 17,303 $ 15,853 $ 15,614 $ 11,609 $ 13,091 Other Real Estate Owned Roll Forward (in thousands) Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Balance, beginning of period $ 850 $ 876 $ 876 $ 876 $ 891 Loans transferred in — — — — — Real estate transferred in from fixed assets value reduction — — — — — Branch properties sales — — — — — Sales — — — — — Write-downs — (26) — — (15) Other, net — — — — — Balance, end of period $ 850 $ 850 $ 876 $ 876 $ 876 23

The amortized cost, estimated fair value and related unrealized gains and losses on securities available-for-sale and held- to-maturity as of March 31, 2026 and December 31, 2025, respectively, were as follows: (in thousands) Available-for-sale securities Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Estimated Fair Value March 31, 2026 U.S. government agency obligations $ 9,790 $ 19 $ 38 $ 9,771 Mortgage-backed securities 80,866 — 15,709 65,157 Corporate debt securities 41,790 158 1,456 40,492 Student loan asset-backed securities 15,621 3 168 15,456 Total available-for-sale securities $ 148,067 $ 180 $ 17,371 $ 130,876 December 31, 2025 U.S. government agency obligations $ 10,811 $ 15 $ 53 $ 10,773 Mortgage-backed securities 82,264 — 15,580 66,684 Corporate debt securities 42,394 152 1,864 40,682 Student loan asset-backed securities 16,149 10 195 15,964 Total available-for-sale securities $ 151,618 $ 177 $ 17,692 $ 134,103 (in thousands) Held-to-maturity securities Amortized Cost Gross Unrecognized Gains Gross Unrecognized Losses Estimated Fair Value March 31, 2026 Obligations of states and political subdivisions $ 300 $ — $ 10 $ 290 Mortgage-backed securities 78,714 5 15,989 62,730 Total held-to-maturity securities $ 79,014 $ 5 $ 15,999 $ 63,020 December 31, 2025 Obligations of states and political subdivisions $ 400 $ — $ 12 $ 388 Mortgage-backed securities 79,810 6 16,087 63,729 Total held-to-maturity securities $ 80,210 $ 6 $ 16,099 $ 64,117 The composition of our available-for-sale portfolio by credit rating as of the dates indicated below was as follows: (in thousands) March 31, 2026 December 31, 2025 Available-for-sale securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 90,655 $ 74,928 $ 93,075 $ 77,458 AAA 2,797 2,781 4,613 4,595 AA 12,825 12,675 11,536 11,369 A 2,250 2,081 2,250 2,097 BBB 39,540 38,411 40,144 38,584 Total available-for-sale securities $ 148,067 $ 130,876 $ 151,618 $ 134,103 24

The composition of our held-to-maturity portfolio by credit rating as of the dates indicated was as follows: (in thousands) March 31, 2026 December 31, 2025 Held-to-maturity securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 78,714 $ 62,730 $ 79,810 $ 63,729 A 300 290 400 388 Total $ 79,014 $ 63,020 $ 80,210 $ 64,117 On July 24, 2025, the Board of Directors authorized a stock repurchase program of 5% of the outstanding shares on that date or 499,000 shares, in open market or private transactions. The timing and amount of any share repurchases under this authorization will be determined by management based on market conditions and other considerations. This share repurchase authorization does not obligate the Company to repurchase any shares of its common stock. During the quarter ended March 31, 2026, no shares were repurchased under this program. As of March 31, 2026, approximately 113 thousand shares remained available for repurchase. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 Basic Net income attributable to common shareholders $ 3,755 $ 4,271 $ 3,197 Weighted average common shares outstanding 9,626 9,709 9,989 Basic earnings per share $ 0.39 $ 0.44 $ 0.32 Diluted Net income attributable to common shareholders $ 3,755 $ 4,271 $ 3,197 Weighted average common shares outstanding 9,626 9,709 9,989 Add: Dilutive stock options outstanding 8 10 12 Average shares and dilutive potential common shares 9,634 9,719 10,001 Diluted earnings per share $ 0.39 $ 0.44 $ 0.32 Common stock issued and outstanding 9,629 9,617 9,990 25

Economic Value of Equity Percent Change in Economic Value of Equity (EVE) Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At March 31, 2026 At December 31, 2025 +300 bp 8% 6% +200 bp 5% 4% +100 bp 3% 2% -100 bp (3) % (4) % -200 bp (6) % (8) % Net Interest Income Over One Year Horizon Percent Change in Net Interest Income Over One Year Horizon Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At March 31, 2026 At December 31, 2025 +300 bp 1% (4) % +200 bp 0% (2) % +100 bp 0% (1) % -100 bp 0% (1) % -200 bp (1) % (1) % 26

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights March 31, 2026 (unaudited) December 31, 2025 (audited) September 30, 2025 (unaudited) June 30, 2025 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.3% 11.3% 12.2% 12.2% 5.0% Tier 1 capital (to risk weighted assets) 13.2% 13.4% 14.6% 14.4% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.2% 13.4% 14.6% 14.4% 6.5% Total capital (to risk weighted assets) 14.4% 14.6% 15.9% 15.7% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights March 31, 2026 (unaudited) December 31, 2025 (audited) September 30, 2025 (unaudited) June 30, 2025 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 9.8% 9.9% 9.9% 9.8% 4.0% Tier 1 capital (to risk weighted assets) 11.3% 11.6% 11.8% 11.6% 6.0% Common equity tier 1 capital (to risk weighted assets) 11.3% 11.6% 11.8% 11.6% 4.5% Total capital (to risk weighted assets) 14.9% 15.3% 15.5% 16.3% 8.0% 27

Fair Value Accounting ASC Topic 820-10, “Fair Value Measurements and Disclosures” establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The topic describes three levels of inputs that may be used to measure fair value: Level 1- Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date. Level 2- Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 3- Significant unobservable inputs that reflect the Company’s assumptions about the factors that market participants would use in pricing an asset or liability. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input within the valuation hierarchy that is significant to the fair value measurement. The fair value of securities available for sale is determined by obtaining market price quotes from independent third parties wherever such quotes are available (Level 1 inputs); or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). Where such quotes are not available, we utilize independent third party valuation analysis to support our own estimates and judgments in determining fair value (Level 3 inputs). Fair Value Table The table below represents what we would receive to sell an asset or what we would have to pay to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount and estimated fair value of the Company’s financial instruments as of the dates indicated below were as follows: March 31, 2026 Valuation Method Used Carrying Amount Estimated Fair Value Financial assets: Cash and cash equivalents (Level I) $ 149,202 $ 149,202 Securities available for sale “AFS” (Level II) 130,876 130,876 Securities held to maturity “HTM” (Level II) 79,014 63,020 Farmer Mac equity securities (Level I) 430 430 Preferred equity (Level III) 1,125 1,125 Equity investments valued at NAV (1) N/A 4,423 N/A Other investments (Level II) 12,498 12,498 Loans receivable, net (Level III) 1,335,286 1,321,105 Loans held for sale - Residential mortgage (Level I) 654 654 Loans held for sale - SBA /FSA (Level II) — — Mortgage servicing rights (Level III) 3,484 4,811 Accrued interest receivable (Level I) 5,827 5,827 Financial liabilities: Deposits (excluding demand deposits) (Level III) $ 901,542 $ 901,314 Other borrowings (Level II) 51,844 50,250 Accrued interest payable (Level I) 3,245 3,245 (1) Investments valued at NAV are excluded from being reported under the fair value hierarchy but are presented to permit reconciliation with the balance sheet in accordance with ASC 820-10-35-54B. 28